UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2026
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On February 10, 2026, the Board of Directors of Origin Materials, Inc. (the “Company” or “Origin”) approved, and on February 11, 2026, the Company implemented, an organizational realignment to enhance its cash resources and reduce the amount of additional capital required to achieve cash-positive operations, while maintaining the required expertise and personnel to successfully launch its PET caps in 2026. The reorganization will result in an approximately $11.0 million reduction in the company's annual operating expenses by reducing headcount, ceasing further investments in its furanics platform, narrowing PET closure format development initiatives in 2026 by deferring non-beverage format development to 2027, and limiting CapFormer line build-out in 2026 to the six lines already procured and scheduled to be installed by year end. The reorganization will also result in a reduction of approximately 32% of the Company's global workforce, which the Company anticipates completing in the first quarter of 2026, subject to compliance with statutory notice periods, where applicable. The Company anticipates that it will incur approximately $0.9 million in restructuring charges in connection with the workforce reduction, primarily consisting of cash expenditures of approximately $0.9 million for severance and benefits costs. The Company expects to incur the majority of expenses related to the workforce reduction by the end of the first quarter of 2026. The estimated charges are subject to a number of assumptions, including legal requirements in various jurisdictions, and actual results may differ materially from these estimates. The Company may incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the workforce reduction.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These statements are based on our estimates and assumptions as of the date of this Current Report on Form 8-K and are subject to risks and uncertainties. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “target,” “future,” “outlook,” “guidance,” “maintain,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the estimate and timing of the charges that will be incurred and actual reductions in operating expenses achieved in connection with the Company's realignment, the estimated timing to complete the Company’s reduction in headcount and the potential impacts of ceasing investment in the Company's furanics platform, deferring PET closure format development, and limiting CapFormer line build-out. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Origin’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and you must rely on them as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Origin’s control. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the fact that Origin may be unable to successfully commercialize its products; the effects of competition, tariffs, and other trade restrictions on Origin’s business; the uncertainty of the projected financial information with respect to Origin, particularly given the rapidly changing tariff landscape; changes in customer demand; uncertainty regarding Origin's ability to obtain substantial, necessary additional financing or to continue as a going concern; disruptions and other impacts to Origin’s business; and those factors discussed in the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on November 13, 2025, under the heading “Risk Factors,” and other documents Origin has filed, or will file, with the SEC. These filings, when available, are available on the investor relations section of Origin’s website at investors.originmaterials.com and on the SEC’s website at www.sec.gov. If any of these risks materialize or Origin’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Origin does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. While Origin may elect to update these forward-looking statements at some point in the future, Origin specifically disclaims any obligation to do so. You should not rely on these forward-looking statements as representing Origin’s assessments on any date subsequent to the date of this Current Report on Form 8-K. Accordingly, you should not place undue reliance upon these forward-looking statements.

Item 7.01. Regulation FD Disclosure.

On February 12, 2026, the Company issued a press release announcing the organizational realignment described in Item 2.05 above. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 12, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: February 12, 2026

	By:	/s/ Matt Plavan
Matt Plavan
Chief Financial Officer & Chief Operating Officer